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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                        Pursuant to Section 13 or 15(d)

                    of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):  November 4, 1999

                                 ONSALE, INC.
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            (Exact name of Registrant as specified in its charter)


                                   Delaware
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                (State or other jurisdiction of incorporation)



             000-29184                                 77-0408319
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           (Commission                               (IRS Employer
            File Number)                           Identification No.)


          1350 Willow Road, Suite 100, Menlo Park, CA           94025
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         (Address of principal executive offices)           (Zip Code)



                                (650) 470-2400
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            (Registrant's telephone number, including area code)



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        (Former name or former address, if changed since  last report)

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ITEM 5:   OTHER EVENTS.

     Filed with this report as Exhibit 99.01 and incorporated into this report by reference is a press release issued by the Registrant on November 4, 1999, which states that:

     . the Registrant's stockholders have approved the Registrant's proposed merger with Egghead.com, Inc., a new amended and restated certificate of incorporation and an amendment to the Registrant's 1995 Equity Incentive Plan; and

     . Egghead convened its shareholders meeting on November 4, 1999 and adjourned it to November 19, 1999 in order to allow its shareholders additional time to return their proxies, as additional Egghead shareholder votes are needed to satisfy the requirement that the holders of two-thirds of all shares of Egghead common stock outstanding on the record date approve the merger.


ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS.

     (c)     Exhibits.
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             99.01   Press Release issued by the Registrant on November 4, 1999.

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  November 5, 1999             ONSALE, INC.


                                    By: /s/ John E. Labbett
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                                        John E. Labbett
                                        Senior Vice President and
                                        Chief Financial Officer

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